UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 18, 2007

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-06357 (Commission File No.)	13-2595091 (IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2007, Richard J. Wood, a Group Vice President with Esterline Technologies Corporation (the “Company”), decided he will take a personal leave ending September 18, 2007, at which time he will resign from his employment with the Company. Mr. Wood has transferred his work responsibilities to others within the Company pursuant to this change. The Company and Mr. Wood are discussing other terms of his separation and they expect to reach an agreement substantially similar to the Severance Protection Agreement dated February 23, 2005, which was filed as Exhibit 10.19c to the Company’s Form 10-Q for the quarter ended January 28, 2005. If the final arrangements are materially different from that Severance Agreement, the Company will describe them in a subsequent report when they are determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: May 24, 2007	By:	/s/ ROBERT D. GEORGE
	Name:	Robert D. George
	Title:	Vice President, Chief Financial Officer, Secretary and Treasurer